UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
    (AS PERMITTED BY RULE 14A-6(E)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12


                             BHR INSTITUTIONAL FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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

                             BHR INSTITUTIONAL FUNDS


__________, 2008

Dear Shareholder:

We are writing to inform you of the upcoming special meeting of shareholders of the BHR Institutional Funds (the "Trust") to vote on the following important proposals:

o Approval of a new investment management agreement (the "New Management Agreement") between the Trust on behalf of each of the ClariVest International Equity Fund, the ClariVest SMid Cap Core Growth Fund, the Smith Group Large Cap Core Growth Fund and the Mount Lucas U.S. Focused Equity Fund (the "Funds"), and BHR Fund Advisors, L.P. (the "Adviser");

o Approval of a new sub-advisory agreement (the "New ClariVest Agreement") between the Adviser and ClariVest Asset Management ("ClariVest"), on behalf of each of the ClariVest International Equity Fund and the ClariVest SMid Cap Core Growth Fund;

o Approval of a new sub-advisory agreement (the "New Smith Agreement") between the Adviser and Smith Asset Management Group, L.P. ("Smith"), on behalf of the Smith Group Large Cap Core Growth Fund;

o Approval of a new sub-advisory agreement (the "New Mount Lucas Agreement" and, together with the New Management Agreement, the New ClariVest Agreement and the New Smith Agreement, the "New Agreements") between the Adviser and Mount Lucas Management Corp. ("Mount Lucas"), on behalf of the Mount Lucas U.S. Focused Equity Fund; and

o  Election of the Trustees of the Trust.

As discussed in more detail in the enclosed Proxy Statement, the current investment management agreement and sub-advisory agreements are expected to terminate during [the second calendar quarter of 2008 or shortly thereafter] due to a proposed change in ownership of the Adviser (the "Proposed Transaction"). To avoid disruption of the Funds' investment management programs, the Board of Trustees of the Trust approved proposed interim investment management and interim sub-advisory agreements on behalf of the Funds on May 20, 2008. The interim agreements will become effective if the Proposed Transaction is consummated prior to shareholder approval of one or more New Agreements. The interim investment management agreement provides that, during the interim period and until shareholder approval of the New Management Agreement with respect to a Fund, the Adviser will continue to act as investment manager to that Fund on substantially the same terms and with the same fee structure as the current investment management agreement, except that the compensation earned by the Adviser will be held in an interest bearing escrow account until shareholder approval of the New Management Agreement. Each interim sub-advisory agreement provides that, during the interim period and until shareholder approval of the New Management Agreement and the new sub-advisory agreement, the respective sub-adviser will continue to act as sub-adviser to the applicable Fund or Funds on substantially the same terms and with the same fee structure as the current sub-advisory agreement with respect to that Fund or those Funds, except that the compensation earned by the sub-adviser will be held in an interest bearing account until shareholder approval of the New Management Agreement and the respective new sub-advisory agreement. The proposed New Agreements are substantially similar to the current agreements with respect to the services provided by the Adviser and each sub-adviser to the Funds, have identical fee structures, and would simply continue the relationships among the Funds, the Adviser and the respective sub-advisers. Approval of the New Agreements will not result in any change in the amount of fees you pay as a shareholder in a Fund. In addition, the personnel of the Funds that are currently providing services to the

Funds are not expected to change as a result of the Proposed Transaction.
The Trust's Board believes that the proposals are in the Funds' and your best interests.

The following are important facts about the New Agreements:

o The number of shares you own and the value of those shares are not affected.

o The advisory fees applicable to the Funds have not increased.

o The investment objective and policies of the Funds have not changed.

The question and answer section that begins on the front cover of the enclosed Proxy Statement discusses the proposals that require shareholder approval. The Proxy Statement itself provides greater detail about the proposals, why they are being made and how they apply to the Funds. The Trust's Board recommends that you read the enclosed materials carefully and vote in favor of the proposals.

You may choose one of the following options to vote:

o  MAIL: Complete and return the enclosed proxy card(s).

o INTERNET: Access the Web site shown on your proxy card(s) and follow the online instructions.

o TELEPHONE (AUTOMATED SERVICE): Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.

o  IN PERSON: Attend the special shareholder meeting on __________, 2008.

YOUR VOTE IS VERY IMPORTANT TO US. Whichever method you choose, please be sure to cast your vote as soon as possible. Even if you plan to attend the special meeting of shareholders, you can vote in advance using one of the other methods.

If we do not hear from you by __________, 2008, we may contact you. Thank you for your response and for your continued investment with the Fund.

Respectfully,


Peter Moran
President

                              IMPORTANT INFORMATION
                              FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matter affecting the Funds that requires a shareholder vote.

                               QUESTIONS & ANSWERS

Q.  WHY AM I RECEIVING THIS PROXY STATEMENT?

A. The investment management agreement (the "Current Management Agreement") between the BHR Institutional Funds (the "Trust") on behalf of each of the ClariVest International Equity Fund, the ClariVest SMid Cap Core Growth Fund, the Smith Group Large Cap Core Growth Fund and the Mount Lucas U.S. Focused Equity Fund (collectively, the "Funds"), and BHR Fund Advisors, L.P. (the "Adviser"); the sub-advisory agreement (the "Current ClariVest Agreement") between the Adviser and ClariVest Asset Management on behalf of each of the ClariVest International Equity Fund and the ClariVest SMid Cap Core Growth Fund; the sub-advisory agreement (the "Current Smith Agreement") between the Adviser and Smith Asset Management Group, L.P. on behalf of the Smith Group Large Cap Core Growth Fund; and the sub-advisory agreement (the "Current Mount Lucas Agreement" and, together with the Current Management Agreement, the Current ClariVest Agreement and the Current Smith Agreement, the "Current Agreements") between the Adviser and Mount Lucas Management Corp. on behalf of the Mount Lucas U.S. Focused Equity Fund, are each expected to terminate because the equity holders of the Adviser have agreed to sell a majority of their ownership interest in the Adviser to 2178991 Ontario Inc., a wholly-owned subsidiary of DundeeWealth Inc. (the "Proposed Transaction"). The Adviser will retain the name "BHR Fund Advisors, L.P.," its management team and all of the investment personnel currently providing services to the accounts of Fund shareholders.

This change in control would be considered to be an assignment, automatically terminating the Current Agreements in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"), which regulates investment companies such as the Funds. The members of the Board of Trustees, including all of the Trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), recommend that you vote FOR the approval of the new agreements.

Q.  WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE NEW AGREEMENTS?

A. If shareholders of a Fund do not approve the new investment management agreement and/or sub-advisory agreement with respect to that Fund and the Proposed Transaction occurs, then that Fund's investment management and/or sub-advisory agreement will terminate upon the date of the consummation of the Proposed Transaction, and the Board of Trustees will consider other alternatives and will make such arrangements for the management of that Fund's investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other advisers and/or sub-advisers, subject to approval by the Trustees and Fund shareholders, or the liquidation of that Fund, subject to the approval by the Board of Trustees.

Q.  HOW WILL THE AGREEMENTS AFFECT THE FUNDS?

A. The Funds and their investment objectives and policies will not change as a result of the new investment management and sub-advisory agreements. You will still own the same number of shares in the same Fund and the value of the investment will not change. The agreements contain substantially identical terms and conditions as the Current Agreements and are discussed in more detail in the enclosed Proxy Statement.

Q. WILL THE INVESTMENT MANAGEMENT FEE RATES BE THE SAME UPON APPROVAL OF THE NEW AGREEMENTS?

A. Yes, the investment management fee rate applicable to each Fund under the new agreements will be the same as the rate in effect prior to the assignment.

Q.  HOW DOES THE TRUST'S BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

A. The members of the Trust's Board of Trustees, including all of the Independent Trustees, recommend that you vote in favor of the new investment management and sub-advisory agreements. The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under "Board Approval and Recommendation." The members of the Trust's Board of Trustees, including all of the Independent Trustees, also recommend that you vote for election of each of the Trustees as discussed in more detail in the Proxy Statement.

Q.  WILL THE FUNDS PAY FOR THE PROXY SOLICITATION AND RELATED LEGAL COSTS?

A. No. The Adviser has agreed to bear these costs.

Q. WHEN AND WHERE WILL THE SHAREHOLDERS' MEETING BE HELD?

A. The shareholders' meeting will be held at ______________ on ____________, 2008, at _:00 _.m., Eastern Standard Time.

Q. DO I HAVE TO ATTEND THE SHAREHOLDERS' MEETING IN ORDER TO VOTE MY SHARES?

A. No. You can simply mail in the enclosed proxy card(s) or use the telephone or internet procedures for voting your shares as set forth below.

Q.  HOW CAN I VOTE MY SHARES?

A. You may choose from one of the following options, as described in more detail on the enclosed proxy card(s):

o  By mail, using the enclosed proxy card(s) and return envelope;

o  By telephone, using the toll free number on the enclosed proxy card(s);

o Through the Internet, using the website address on the enclosed proxy card(s); or

o In person at the shareholder meeting.

Q. WHOM SHOULD I CONTACT FOR ADDITIONAL INFORMATION OR IF I HAVE ANY QUESTIONS ABOUT THE ENCLOSED PROXY STATEMENT?

A. Please contact Peter Moran via e-mail at pmoran@bhrfunds.com or via telephone at 610-854-0907.

                             BHR INSTITUTIONAL FUNDS
                            1160 WEST SWEDESFORD ROAD
                                    SUITE 140
                                 BERWYN PA 19312

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the BHR Institutional Funds (the "Trust") will be held at ________________________ on ________, 2008, at _:00 _.m., Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Proposal 1: Approval of a new investment management agreement (the "New Management Agreement") between the Trust on behalf of each of the ClariVest International Equity Fund, the ClariVest SMid Cap Core Growth Fund, the Smith Group Large Cap Core Growth Fund and the Mount Lucas U.S. Focused Equity Fund (the "Funds"), and BHR Fund Advisors, L.P. (the "Adviser");

Proposal 2(a): Approval of a new sub-advisory agreement (the "New ClariVest Agreement") between the Adviser and ClariVest Asset Management ("ClariVest"), on behalf of each of the ClariVest International Equity Fund and the ClariVest SMid Cap Core Growth Fund;

Proposal 2(b): Approval of a new sub-advisory agreement (the "New Smith Agreement") between the Adviser and Smith Asset Management Group, L.P. ("Smith"), on behalf of the Smith Group Large Cap Core Growth Fund;

Proposal 2(c): Approval of a new sub-advisory agreement (the "New Mount Lucas Agreement" and, together with the New Management Agreement, the New ClariVest Agreement and the New Smith Agreement, the "New Agreements") between the Adviser and Mount Lucas Management Corp. ("Mount Lucas"), on behalf of the Mount Lucas U.S. Focused Equity Fund; and

Proposal 3: Election of the Trustees of the Trust.

The Trust's Board of Trustees recommends that shareholders vote FOR these proposals (the "Proposals").

Holders of record of shares of each Fund at the close of business on _____, 2008 are entitled to vote at the Meeting and at any adjournments or postponements thereof with respect to the Proposals affecting their Fund(s). Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.

In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies with respect to such Proposal. Any such adjournment will require the affirmative vote of a majority of those shares of the affected Fund that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR a proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST a proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

By Order of the Board of Trustees,


Peter Moran
President

BERWYN, PENNSYLVANIA
__________, 2008

                 IMPORTANT--WE NEED YOUR PROXY VOTE IMMEDIATELY

A SHAREHOLDER MAY THINK THAT HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES (OR TO TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED ON THE PROXY CARD). YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD (OR YOUR VOTING BY OTHER AVAILABLE MEANS) MAY SAVE THE NECESSITY OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

________________, 2008

                             BHR INSTITUTIONAL FUNDS
                            1160 WEST SWEDESFORD ROAD
                                    SUITE 140
                                 BERWYN PA 19312

                                 PROXY STATEMENT

This Proxy Statement is solicited by the Board of Trustees of the BHR Institutional Funds (the "Trust") for voting at a Special Meeting of Shareholders (the "Meeting") of the ClariVest International Equity Fund, the ClariVest SMid Cap Core Growth Fund, the Smith Group Large Cap Core Growth Fund and the Mount Lucas U.S. Focused Equity Fund (the "Funds") to be held on _____, 2008, AT _:00 _.M., EASTERN TIME, AT _____________________. The Trust is an
open-end management investment company, organized as a Delaware statutory trust, and each Fund is a separate investment portfolio, or series, of the Trust. As used in this Proxy Statement, each Fund's shares are referred to as "Shares."

This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about _________, 2008, or as soon as practicable thereafter. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile or personal interview.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by the Adviser.

A proxy card is enclosed with respect to the Shares you own in each Fund. If you return a properly executed proxy card, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote as to any matter on which it is entitled to vote and each fractional Share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders that are being solicited with respect to each proposal.


PROPOSAL                                                 SHAREHOLDERS SOLICITED
--------                                                 -----------------------

(1)    To approve a new investment           The shareholders of each Fund will
       management agreement between          vote together as single class.
       the Trust on behalf of the
       Funds, and BHR Fund
       Advisors, L.P.

(2)(a) To approve a new                      The shareholders of each of the
       sub-advisory agreement                ClariVest International Equity Fund
       between the Adviser and               and the ClariVest SMid Cap Core
       ClariVest Asset Management            Growth Fund will vote separately on
       on behalf of each of the              a Fund by Fund basis. All classes
       ClariVest International               of shares of the same Fund will
       Equity Fund and the                   vote together.
       ClariVest SMid Cap Core
       Growth Fund

(2)(b) To approve a new                      The shareholders of the Smith Group
       sub-advisory agreement                Large Cap Core Growth Fund will
       between the Adviser and               vote together as a single class.
       Smith Asset Management
       Group, L.P. on behalf of the
       Smith Group Large Cap Core
       Growth Fund

(2)(c) To approve a new                      The shareholders of the Mount Lucas
       sub-advisory agreement                U.S. Focused Equity Fund will vote
       between the Adviser and               together as a single class.
       Mount Lucas Management Corp.
       on behalf of the Mount Lucas
       U.S. Focused Equity Fund

(3)    To elect four Trustees of             The shareholders of all Funds of
       the Trust.                            the Trust will vote together and
                                             not separately by Fund.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2007, OR SEMI-ANNUAL REPORT FOR THE PERIOD ENDED MARCH 31, 2008, CALL __________OR LOG-ON TO WWW.BHRFUNDS.COM.

                                   PROPOSAL 1

               APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT

THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST, ON BEHALF OF EACH FUND, AND BHR FUND ADVISORS, L.P.

At the Meeting, shareholders of each Fund will be asked to approve a new investment management agreement (the "New Management Agreement") between the Trust, on behalf of the Fund, and BHR Fund Advisors, L.P. (the "Adviser"). The New Management Agreement contains substantially similar terms with respect to the services provided by the Adviser and the identical fee structure as the current investment management agreement (the "Current Management Agreement"), which was originally entered into on ________ with respect to the ClariVest International Equity Fund and the ClariVest SMid Cap Core Growth Fund, ______ with respect to the Smith Large Cap Core Growth Fund and ___________ with respect to the Mount Lucas U.S. Focused Equity Fund. The New Management Agreement would simply continue the relationship between each Fund and the Adviser. As discussed more fully below, approval of the New Management Agreement is necessary due to a proposed change in control of the Adviser.

BACKGROUND

On ___________, the Adviser and its partners signed a definitive agreement to sell a majority of the partnership interests of the Adviser to 2178991 Ontario Inc., a wholly-owned subsidiary of DundeeWealth Inc. ("DundeeWealth"). DundeeWealth is a Canadian owned, TSX listed, wealth management company that creates and provides investment solutions as well as capital markets and advisory services for financial advisors, institutions, corporations and foundations. DundeeWealth oversees approximately $60.7 billion in assets under management and administration. The Proposed Transaction would be considered to be an assignment, automatically terminating the Current Management Agreement with respect to each Fund, in accordance with the Investment Company Act of 1940 (the "1940 Act").

To avoid disruption of the Funds' investment management programs, on May 20, 2008, the Board of Trustees approved an interim investment management agreement ("Interim Management Agreement"); an interim sub-advisory agreement between the Adviser and ClariVest with respect to the ClariVest International Equity Fund and the ClariVest SMid Cap Core Growth Fund (the "Interim ClariVest Agreement); an interim sub-advisory agreement between the Adviser and Smith with respect to the Smith Large Cap Core Growth Fund (the "Interim Smith Agreement); and an interim sub-advisory agreement between the Adviser and Mount Lucas with respect to the Mount Lucas U.S. Focused Equity Fund (the "Interim Mount Lucas Agreement" and, together with the Interim Management Agreement, the Interim ClariVest Agreement and the Interim Smith Agreement, the "Interim Agreements"). The Interim Agreements were approved pursuant to Rule 15a-4 under the 1940 Act. Under Rule 15a-4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement. Rule 15a-4 imposes the following conditions, all of which were met in the case of the Interim Agreements:

         (i) the compensation under the interim contract may be no greater than under the previous contract;

         (ii) the fund's board of trustees, including a majority of the independent trustees, has voted in person to approve the interim contract before the previous contract is terminated;

         (iii) the fund's board of trustees, including a majority of the independent trustees, determines that the scope and quality of services to be provided to the fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

         (iv) the interim contract provides that the fund's board of trustees or a majority of the fund's outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to the adviser;

         (v) the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the fund's board; and

         (vi) the interim contract provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders.

An Interim Agreement will become effective with respect to a Fund if the Proposed Transaction is consummated prior to shareholder approval of a New Agreement or New Agreements with respect to that Fund and would remain in effect (unless sooner terminated) until shareholders of the Fund either approve or disapprove of the New Agreement or 150 days following the date of the consummation of the Proposed Transaction, whichever is sooner.

If an Interim Agreement does become effective, the advisory fees earned by the Adviser during the interim period will be held in an interest-bearing escrow account at PFPC Trust Company. Fees that are paid to the escrow account, including interest earned, will be paid to the Adviser if the Fund shareholders approve the New Advisory Agreement within 150 days of the date of the Interim Advisory Agreement. If shareholders of the Fund do not approve the New Advisory Agreement within 150 days of the date of the Interim Advisory Agreement, then the Adviser will be paid, out of the escrow account, the lesser of: (i) any costs incurred in performing the Interim Advisory Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account, plus interest if earned.

The form of the New Management Agreement is attached hereto as Exhibit A. The terms of the New Management Agreement are substantially similar to the terms of the Current Management Agreement with respect to services provided by the Adviser and has an identical fee structure. The material terms of the New Management Agreement and Current Management Agreement are compared below in "Summary of the New Management Agreement and Current Management Agreement."

If a Fund's shareholders do not approve the New Management Agreement at the Meeting or at an adjournment of the Meeting, then the Adviser will no longer be the investment adviser of that Fund, in which case the Board of Trustees will consider other alternatives and will make such arrangements for the management of that Fund's investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other advisers, subject to approval by the Board of Trustees and Fund shareholders, or the liquidation of the Fund, subject to the approval by the Board of Trustees.

Upon consummation of the Proposed Transaction, the management of the Adviser will remain the same.

COMPENSATION PAID TO THE ADVISER

Under the Current Management Agreement, the Adviser is entitled to receive a monthly advisory fee computed at the following annual rates of each Fund's average daily net assets in return for the services provided by the Adviser as investment adviser to that Fund.

------------------------------------------------------- --------------------
ClariVest International Equity Fund                     0.75%
------------------------------------------------------- --------------------
ClariVest SMid Cap Core Growth Fund                     0.85%
------------------------------------------------------- --------------------
Smith Group Large Cap Core Growth Fund                  0.61%
------------------------------------------------------- --------------------
Mount Lucas U.S. Focused Equity Fund                    0.75%
------------------------------------------------------- --------------------

For the fiscal year ending September 30, 2007, the Funds paid the Adviser the following fees pursuant to the Current Investment Management Agreement:

------------------------------------------------------- --------------------
ClariVest International Equity Fund                     $
------------------------------------------------------- --------------------
ClariVest SMid Cap Core Growth Fund                     $
------------------------------------------------------- --------------------
Smith Group Large Cap Core Growth Fund                  $
------------------------------------------------------- --------------------
Mount Lucas U.S. Focused Equity Fund                    $
------------------------------------------------------- --------------------

The fee structure under the New Management Agreement will be identical to the fee structure under the Current Management Agreement.

INFORMATION ABOUT THE ADVISER

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser's principal offices are located at 1160 West Swedesford Road, Suite 140, Berwyn PA 19312. As of ___________, 2008, the Adviser managed over $ ________ million of investment assets. The Adviser was established in 2006 and offers investment management services for investment companies. The Adviser is currently controlled by Northern Lights Ventures, LLC ("Northern Lights"). Northern Lights provides consulting and capital to the investment management industry.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of the Adviser as of December 31, 2007. Each individual's address is c/o the Adviser, 1160 West Swedesford Road, Suite 140, Berwyn PA 19312.

     NAME                            PRINCIPAL OCCUPATION WITH ADVISER
-------------------------       ------------------------------------------------
Peter J. Moran                  Managing Partner and Chief Compliance Officer
Amy D. Duling                   Managing Partner
Francis J. McAleer              Managing Partner
John H. Leven                   Director - Finance

There were no brokerage commissions paid by any Fund to affiliated brokers of the Adviser for the fiscal year ended September 30, 2007. Ms. Duling will retain her interest in the Adviser following consummation of the Proposed Transaction and may have the right to purchase additional interests in the future.

SUMMARY OF THE NEW MANAGEMENT AGREEMENT AND THE CURRENT MANAGEMENT AGREEMENT

A copy of the New Management Agreement is attached hereto as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the New Management Agreement, and the description set forth in this Proxy Statement of the New Management Agreement is qualified in its entirety by reference to Exhibit A. The investment management services to be provided by the Adviser under the New Management Agreement and the fee structure are identical to the services currently provided by the Adviser and the fee structure under the Current Management Agreement.

ADVISORY SERVICES. Both the New Management Agreement and Current Management Agreement state that, subject to the supervision of the Board of Trustees of the Trust, the Adviser will furnish and manage a continuous investment program for the Funds, and to hire (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of each affected
Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of each Fund. Both the New Management Agreement and the Current Management Agreement provide that Adviser will continuously review, supervise and (where appropriate) administer the investment program of each Fund, to determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, to provide the

Trust with records concerning the Adviser's activities which the Trust is required to maintain and to render regular reports to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities.

BROKERAGE. Both the New Management Agreement and the Current Management Agreement provide that the Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds and is directed to use its best efforts to obtain "best execution," considering the Fund's investment objectives, policies, and restrictions as stated in the Funds' prospectus(es) and statement(s) of additional information, as the same may be amended, supplemented or restated from time to time, and resolutions of the Trust's Board.

MANAGEMENT FEES. Both the New Management Agreement and Current Management Agreement contain the identical fee structure based on the Fund's average daily net assets. The Adviser has entered into an expense limitation agreement with respect to each Fund. Those expense limitations will not be affected by the Proposed Transaction.

DURATION AND TERMINATION. Both the New Management Agreement and the Current Management Agreement provide that they will continue in effect for an initial two-year period and that they shall continue in effect for successive annual periods, subject to annual approval as required by the 1940 Act. Both the New Management Agreement and the Current Management Agreement may be terminated at any time, on sixty (60) days prior written notice, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund or Funds) without the payment of a penalty, or by the Adviser at any time, without the payment of a penalty, upon sixty (60) days prior written notice.

LIMITATION ON LIABILITY. Both the New Management Agreement and the Current Management Agreement provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties under the agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. For purposes of this provision, the term "Adviser" includes directors, officers, employees and other corporate agents of the Adviser as well as the Adviser itself.

                                  PROPOSAL 2(A)

              APPROVAL OF THE NEW CLARIVEST SUB-ADVISORY AGREEMENT

THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE CLARIVEST INTERNATIONAL EQUITY FUND AND CLARIVEST SMID CAP CORE FUND VOTE FOR THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT BETWEEN BHR FUND ADVISORS, L.P., AND CLARIVEST ASSET MANAGEMENT ON BEHALF OF EACH CLARIVEST INTERNATIONAL EQUITY FUND AND CLARIVEST SMID CAP CORE FUND.

At the Meeting, shareholders of the ClariVest International Equity Fund and ClariVest SMid Cap Core Fund (the "ClariVest Funds") will be asked to approve a new sub-advisory agreement (the "New ClariVest Agreement") between the Adviser and ClariVest Asset Management ("ClariVest"), on behalf of each of the ClariVest Funds. The New ClariVest Agreement contains substantially similar terms with respect to the services provided by ClariVest and an identical fee structure as the current sub-advisory agreement (the "Current ClariVest Agreement"), which was originally entered into on ________. The New ClariVest Agreement would simply continue the relationship among the parties. Approval of the New ClariVest Agreement is necessary because the Proposed Transaction would also terminate the Current ClariVest Agreement.

The form of the New ClariVest Agreement is attached hereto as Exhibit B. The material terms of the New ClariVest Agreement and Current ClariVest Agreement are compared below in "Summary of the New ClariVest Agreement and Current ClariVest Agreement."

If a ClariVest Fund's shareholders do not approve the New ClariVest Agreement at the Meeting or at an adjournment of the Meeting, then ClariVest will no longer be the sub-adviser of that Fund, in which case the Board of Trustees will consider other alternatives and will make such arrangements for the management of that Fund's investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other sub-advisers, subject to approval by the Board of Trustees and Fund shareholders, or the liquidation of the Fund, subject to the approval of the Board of Trustees.

Upon consummation of the Proposed Transaction, the management of ClariVest will remain the same, and the portfolio managers for the ClariVest Funds will not change upon consummation of the Proposed Transaction.

COMPENSATION PAID TO CLARIVEST

Under the Current ClariVest Agreement, ClariVest is entitled to receive a monthly sub-advisory fee, paid by the Adviser, computed at the following annual rates of each ClariVest Fund's average daily net assets in return for the services provided by ClariVest as sub-adviser to that Fund.

------------------------------------------------------- --------------------
ClariVest International Equity Fund                     0.10% on first $25
                                                        million
                                                        0.15% on next $75
                                                        million
                                                        0.35% on next $100
                                                        million
                                                        0.55% on balance
------------------------------------------------------- --------------------
ClariVest SMid Cap Core Growth Fund                     0.10 on first $50
                                                        million
                                                        0.73% on balance
------------------------------------------------------- --------------------

For the fiscal year ending September 30, 2007, the Adviser paid ClariVest the following fees pursuant to the Current ClariVest Agreement:

------------------------------------------------------- --------------------
ClariVest International Equity Fund                     $
------------------------------------------------------- --------------------
ClariVest SMid Cap Core Growth Fund                     $
------------------------------------------------------- --------------------

The fee structure under the New ClariVest Agreement will be identical to the fee structure under the Current ClariVest Agreement.

INFORMATION ABOUT CLARIVEST

ClariVest is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). ClariVest's principal offices are located at 11452 El Camino Real, Suite 250, San Diego, CA 92130. As of ___________, 2008, ClariVest managed over $ ________ of investment assets. ClariVest was formed in 2006 by former employees of Nicholas-Applegate Capital Management, LLC ("NACM"). On April 3, 2006, the principals of ClariVest (the "Principals") filed a law suit against NACM in the Superior Court of California in the County of San Diego relating to: (i) certain policies and procedures of NACM during the time it employed the Principals, (ii) events surrounding the termination of one of the Principals by NACM and the subsequent resignation by the remaining Principals and (iii) the establishment by the Principals of ClariVest. The relief sought by the Principals includes actual, consequential and incidental losses and damages, attorneys' fees, punitive damages and other relief deemed appropriate by the court. NACM filed a cross-complaint asserting causes of action against ClariVest and the Principals relating to the establishment of ClariVest by the Principals. The relief sought by NACM from ClariVest and the Principals includes general and special damages, restitution, disgorgement of profits and/or reasonable royalties, punitive or exemplary damages, a preliminary and/or permanent injunction, interest, attorneys' fees, a constructive trust and other relief deemed appropriate by the court. ClariVest is controlled by ClariVest Management Holdings, LLC, a company owned primarily by ClariVest employees.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of ClariVest as of December 31, 2007. Each individual's address is c/o ClariVest, 11452 El Camino Real, Suite 250, San Diego, CA 92130.

     NAME                           PRINCIPAL OCCUPATION WITH CLARIVEST
------------------             -------------------------------------------------
Stacey R. Nutt                 Chief Executive Officer, Chief Investment Officer
Jeff A. Jacobson               Chief Financial Officer, Chief Operations Officer
Tiffany A. Ayres               Chief Compliance Officer, General Counsel
David J. Pavlan                Manager
David R. Vaughn                Manager
Todd N. Wolter                 Manager
James E. Minnick               Manager
Jennings J. Newcom             Manager
Danny A. Kang                  Manager

There were no brokerage commissions paid by any Fund to affiliated brokers of ClariVest for the fiscal year ended September 30, 2007.

SUMMARY OF THE NEW CLARIVEST AGREEMENT AND THE CURRENT CLARIVEST AGREEMENT

A copy of the New ClariVest Agreement is attached hereto as Exhibit B. The following description is only a summary. You should refer to Exhibit B for the New ClariVest Agreement, and the description set forth in this Proxy Statement of the New ClariVest Agreement is qualified in its entirety by reference to Exhibit B. The investment advisory services to be provided by ClariVest under the New ClariVest Agreement and the fee structure are identical to the services currently provided by ClariVest and the fee structure under the Current ClariVest Agreement.

ADVISORY SERVICES. Both the New ClariVest Agreement and Current ClariVest Agreement state that, subject to the supervision of the Adviser and the Board of Trustees of the Trust, ClariVest will coordinate the investment and reinvestment of the assets of each of the ClariVest Funds and determine the composition of the assets of such Funds. Both agreements provide that as part of the services ClariVest will provide hereunder, Clarivest will: (i) obtain and evaluate, to the extent deemed necessary and advisable by ClariVest in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the ClariVest Funds or are under consideration for inclusion in the a ClariVest Fund; (ii) formulate and implement a continuous investment program for each ClariVest Fund; (iii) take whatever steps are necessary to implement the investment program for each ClariVest Fund by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the ClariVest Funds;
(iv) keep the Trustees of the Trust and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and ClariVest of all material facts concerning the investment and reinvestment of the assets in the ClariVest Funds, ClariVest and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Trust and ClariVest will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing; (v) in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the ClariVest Funds, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of ClariVest for each security or other investment/asset in a ClariVest Fund for which market prices are not readily available; (vi) provide any and all material composite performance information, records and supporting documentation about accounts ClariVest manages, if appropriate, which are relevant to the ClariVest Funds and that have investment objectives, policies, and strategies substantially similar to those employed by ClariVest in managing a

ClariVest Fund that may be reasonably necessary, under applicable laws, to allow that ClariVest Fund or its agent to present information concerning ClariVest's prior performance in the Trust's prospectus and statement of additional information and any permissible reports and materials prepared by the Portfolio or its agent; and (vii) cooperate with and provide reasonable assistance to the Adviser, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

BROKERAGE. Both the New ClariVest Agreement and the Current ClariVest Agreement provide that the Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the ClariVest Funds and is directed to use its best efforts to obtain "best execution" in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Adviser from time to time and which have been provided to ClariVest or as described in the Trust's prospectus and statement of additional information.

SUB-ADVISORY FEES. Both the New ClariVest Agreement and Current ClariVest Agreement contain the identical fee structure based on the Fund's average daily net assets. The sub-advisory fees are paid by the Adviser and do not affect the ClariVest Funds' expenses.

DURATION AND TERMINATION. Both the New ClariVest Agreement and the Current ClariVest Agreement provide that they will continue in effect for an initial two-year period and that they shall continue in effect for successive annual periods, subject to annual approval as required by the 1940 Act. Both the New ClariVest Agreement and the Current ClariVest Agreement may be terminated at any time, on sixty (60) days prior written notice, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable ClariVest Fund or Funds) without the payment of a penalty, or by the Adviser or ClariVest at any time, without the payment of a penalty, upon sixty (60) days prior written notice.

LIMITATION ON LIABILITY AND INDEMNIFICATION. Both the New ClariVest Agreement and the Current ClariVest Agreement provide that except as may otherwise be provided by the 1940 Act or any other federal securities law, neither ClariVest nor any of its officers, members or employees (its "Affiliates") shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by ClariVest or its Affiliates with respect to each ClariVest Fund, except that this provision shall not operate or purport to operate in any way to exculpate, waive or limit the liability of ClariVest or its Affiliates for, and Clarivest shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the Securities Act of 1933, as amended ("1933 Act")) (collectively, "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of ClariVest in the performance of any of its duties or obligations or (ii) any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to a ClariVest Fund or the omission to state therein a material fact known to ClariVest which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the ClariVest Indemnitees (as defined below) for use therein.

Both the New ClariVest Agreement and the Current ClariVest Agreement also provide that except as may otherwise be provided by the 1940 Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by ClariVest as a result of any error of judgment or mistake of law by the Adviser with respect to each ClariVest Fund, except that this provision shall not operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless ClariVest, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, "ClariVest Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the ClariVest Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the ClariVest Fund(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust.

                                  PROPOSAL 2(B)

                APPROVAL OF THE NEW SMITH SUB-ADVISORY AGREEMENT

THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE SMITH GROUP LARGE CAP CORE GROWTH FUND VOTE FOR THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT BETWEEN BHR FUND ADVISORS, L.P., AND SMITH ASSET MANAGEMENT GROUP, L.P ON BEHALF OF THE SMITH GROUP LARGE CAP CORE GROWTH FUND.

At the Meeting, shareholders of the Smith Group Large Cap Core Growth Fund (the "Smith Fund") will be asked to approve a new sub-advisory agreement (the "New Smith Agreement") between the Adviser and Smith Asset Management Group, L.P. ("Smith"). The New Smith Agreement contains substantially similar terms with respect to the services provided by Smith and the identical fee structure as the current sub-advisory agreement (the "Current Smith Agreement"), which was originally entered into on ________. The New Smith Agreement would simply continue the relationship among the parties. Approval of the New Smith Agreement is necessary because the Proposed Transaction would also terminate the Current Smith Agreement.

The form of the New Smith Agreement is attached hereto as Exhibit C. The material terms of the New Smith Agreement and Current Smith Agreement are compared below in "Summary of the New Smith Agreement and Current Smith Agreement."

If the Smith Fund's shareholders do not approve the New Smith Agreement at the Meeting or at an adjournment of the Meeting, then Smith will no longer be the sub-adviser of the Smith, in which case the Board of Trustees will consider other alternatives and will make such arrangements for the management of that Fund's investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other sub-advisers, subject to approval by the Board of Trustees and Fund shareholders, or the liquidation of the Fund, subject to the approval of the Board of Trustees.

Upon consummation of the Proposed Transaction, the management of Smith will remain the same, and the portfolio managers for the Smith Fund will not change upon consummation of the Proposed Transaction.

COMPENSATION PAID TO SMITH

Under the Current Smith Agreement, Smith is entitled to receive a monthly sub-advisory fee, paid by the Adviser, computed at the following annual rates of the Smith Fund's average daily net assets in return for the services provided by Smith as sub-adviser to that Fund.

------------------------------------------------------- --------------------
Smith Group Large Cap Core Growth Fund                  0.30% on the first
                                                        $100,000,000
                                                        0.35% on
                                                        the next
                                                        $400,000,000
                                                        0.40% on the next
                                                        $500,000,000 0.35%
                                                        on the balance
------------------------------------------------------- --------------------

For the fiscal year ending September 30, 2007, the Adviser paid Smith the following fees pursuant to the Current Smith Agreement:

------------------------------------------------------- --------------------
Smith Group Large Cap Core Growth Fund                  $
------------------------------------------------------- --------------------

The fee structure under the New Smith Agreement will be identical to the fee structure under the Current Smith Agreement.

INFORMATION ABOUT SMITH

Smith is registered as an investment adviser under the Advisers Act. Smith's principal offices are located at 100 Crescent Court, Suite 1150, Dallas, TX 75201. As of ___________, 2008, Smith managed over $ ________ of investment assets. Smith is controlled by Stephen S. Smith, SAMG Partners, LP and Dallas Advisor, LLC.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of Smith as of December 31, 2007. Each individual's address is c/o Smith, 100 Crescent Court, Suite 1150, Dallas, TX 75201.


-----------------      -------------------------------------------------------------------------
     NAME                         PRINCIPAL OCCUPATION WITH SMITH
-----------------      -------------------------------------------------------------------------
Stephen S. Smith       Chief Executive Officer, Chief Investment Officer, Portfolio Manager
-----------------      -------------------------------------------------------------------------
John D. Brim           Chief Financial/Operations Officer, Portfolio Manager
-----------------      -------------------------------------------------------------------------
Blake H. Estess        Chief Compliance Officer
-----------------      -------------------------------------------------------------------------

There were no brokerage commissions paid by any Fund to affiliated brokers of Smith for the fiscal year ended September 30, 2007.

SUMMARY OF THE NEW SMITH AGREEMENT AND THE CURRENT SMITH AGREEMENT

A copy of the New Smith Agreement is attached hereto as Exhibit C. The following description is only a summary. You should refer to Exhibit C for the New Smith Agreement, and the description set forth in this Proxy Statement of the New Smith Agreement is qualified in its entirety by reference to Exhibit C.

ADVISORY SERVICES. Both the New Smith Agreement and Current Smith Agreement state that, subject to the supervision of the Adviser and the Board of Trustees of the Trust, Smith will coordinate the investment and reinvestment of the assets of the Smith Fund and determine the composition of the assets of such Fund. Both agreements provide that as part of the services Smith will provide hereunder, Smith will: (i) obtain and evaluate, to the extent deemed necessary and advisable by Smith in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Smith Fund or are under consideration for inclusion in the Smith Fund; (ii) formulate and implement a continuous investment program for the Smith Fund; (iii) take whatever steps are necessary to implement the investment program for the Smith Fund by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the Smith Fund; (iv) keep the Trustees of the Trust and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and Smith of all material facts concerning the investment and reinvestment of the assets in the Smith Fund, Smith and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Trust and Smith will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing; (v) in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Smith Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of Smith for each security or other investment/asset in the Smith Fund for which market prices are not readily available; (vi) provide any and all material composite performance information, records and supporting documentation about accounts Smith manages, if appropriate, which are relevant to the Smith Fund and that have investment objectives, policies, and strategies substantially similar to those employed by Smith in managing the Smith Fund that may be reasonably necessary, under applicable laws, to allow the Smith Fund or its agent to present information concerning Smith's prior performance in the Trust's prospectus and statement of additional information and any permissible reports and materials prepared by the Smith Fund or its agent; and (vii) cooperate with and provide reasonable assistance to the Adviser, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

BROKERAGE. Both the New Smith Agreement and the Current Smith Agreement provide that the Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds and is directed to use its best efforts to obtain "best execution" in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Adviser from time to time and which have been provided to Smith or as described in the Trust's prospectus and statement of additional information.

SUB-ADVISORY FEES. Both the New Smith Agreement and Current Smith Agreement contain the identical fee structure based on the Fund's average daily net assets. The sub-advisory fees are paid by the Adviser and do not affect the Smith Fund's expenses.

DURATION AND TERMINATION. Both the New Smith Agreement and the Current Smith Agreement provide that they will continue in effect for an initial two-year period and that they shall continue in effect for successive annual periods, subject to annual approval as required by the 1940 Act. Both the New Smith Agreement and the Current Smith Agreement may be terminated at any time, on sixty (60) days prior written notice, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Smith Fund) without the payment of a penalty, or by the Adviser or Smith at any time, without the payment of a penalty, upon sixty (60) days prior written notice.

LIMITATION ON LIABILITY AND INDEMNIFICATION. Both the New Smith Agreement and the Current Smith Agreement provide that except as may otherwise be provided by the 1940 Act or any other federal securities law, neither Smith nor any of its officers, members or employees (its "Affiliates") shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by Smith or its Affiliates with respect to the Smith Fund, except that this provision shall not operate or purport to operate in any way to exculpate, waive or limit the liability of Smith or its Affiliates for, and Smith shall indemnify and hold harmless the Adviser Indemnitees) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of Smith in the performance of any of its duties or obligations or (ii) any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Smith Fund or the omission to state therein a material fact known to Smith which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Smith Indemnitees (as defined below) for use therein.

Both the New Smith Agreement and the Current Smith Agreement also provide that except as may otherwise be provided by the 1940 Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by Smith as a result of any error of judgment or mistake of law by the Adviser with respect to the Smith Fund, except that this provision shall not operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless Smith, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, "Smith Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Smith Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Smith Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust.

                                  PROPOSAL 2(C)

             APPROVAL OF THE NEW MOUNT LUCAS SUB-ADVISORY AGREEMENT

THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE MOUNT LUCAS U.S. FOCUSED EQUITY FUND VOTE FOR THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT BETWEEN BHR FUND ADVISORS, L.P., AND MOUNT LUCAS MANAGEMENT CORP. ON BEHALF IF THE MOUNT LUCAS U.S. FOCUSED EQUITY FUND.

At the Meeting, shareholders of the Mount Lucas U.S. Focused Equity Fund (the "Mount Lucas Fund") will be asked to approve a new sub-advisory agreement (the "New Mount Lucas Agreement") between the Adviser and Mount Lucas Management Corp. ("Mount Lucas"), on behalf of the Mount Lucas Fund. The New Mount Lucas Agreement contains substantially similar terms with respect to the services provided by Mount Lucas and the identical fee structure as the current sub-advisory agreement (the "Current Mount Lucas Agreement"), which was originally entered into on ________. The New Mount Lucas Agreement would simply continue the relationship among the parties. Approval of the New Mount Lucas Agreement is necessary because the Proposed Transaction would also terminate the Current Mount Lucas Agreement.

The form of the New Mount Lucas Agreement is attached hereto as Exhibit D. The material terms of the New Mount Lucas Agreement and Current Mount Lucas Agreement are compared below in "Summary of the New Mount Lucas Agreement and Current Mount Lucas Agreement."

If the Mount Lucas Fund's shareholders do not approve the New Mount Lucas Agreement at the Meeting or at an adjournment of the Meeting, then Mount Lucas will no longer be the sub-adviser of the Fund, in which case the Board of Trustees will consider other alternatives and will make such arrangements for the management of that Fund's investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other sub-advisers, subject to approval by the Board of Trustees and Fund shareholders, or the liquidation of the Fund, subject to the approval by the Board of Trustees.

Upon consummation of the Proposed Transaction, the management of Mount Lucas will remain the same, and the portfolio managers for the Mount Lucas Fund will not change upon consummation of the Proposed Transaction.

COMPENSATION PAID TO MOUNT LUCAS

Under the Current Mount Lucas Agreement, Mount Lucas is entitled to receive a monthly sub-advisory fee, paid by the Adviser, computed at the following annual rates of the Mount Lucas Fund's average daily net assets in return for the services provided by Mount Lucas as sub-adviser to the Mount Lucas Fund.

------------------------------------------------------- --------------------
Mount Lucas U.S. Focused Equity Fund                    0.25% on the first
                                                        $200,000,000 and
                                                        0.60% on the balance
------------------------------------------------------- --------------------

For the fiscal year ending September 30, 2007, the Adviser paid Smith the following fees pursuant to the Current Smith Agreement:

------------------------------------------------------- --------------------
Mount Lucas U.S. Focused Equity Fund                    $
------------------------------------------------------- --------------------

The fee structure under the New Mount Lucas Agreement will be identical to the fee structure under the Current Mount Lucas Agreement.

INFORMATION ABOUT MOUNT LUCAS

Mount Lucas is registered as an investment adviser under the Advisers Act. Mount Lucas's principal offices are located at 47 Hullfish Street, Suite 510, Princeton, NJ 08542. As of ___________, 2008, Mount Lucas managed over $ ________ of investment assets.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of Smith as of December 31, 2007. Each individual's address is c/o Mount Lucas, 47 Hullfish Street, Suite 510, Princeton, NJ 08542.


---------------------------  ---------------------------------------------------
      NAME                     PRINCIPAL OCCUPATION WITH MOUNT LUCAS
---------------------------  ---------------------------------------------------
Roger E. Alcaly              Director
---------------------------  ---------------------------------------------------
Timothy J. Rudderow          President
---------------------------  ---------------------------------------------------
Paul R. DeRosa               Director
---------------------------  ---------------------------------------------------
Raymond E. Ix                Senior Vice President
---------------------------  ---------------------------------------------------
James A. Mehling             Vice President, Chief Operating Officer
---------------------------  ---------------------------------------------------
John R. Oberkofler           Vice President
---------------------------  ---------------------------------------------------
Charles Crow                 Chief Compliance Officer
---------------------------  ---------------------------------------------------

There were no brokerage commissions paid by any Fund to affiliated brokers of Mount Lucas for the fiscal year ended September 30, 2007.

SUMMARY OF THE NEW MOUNT LUCAS AGREEMENT AND THE CURRENT MOUNT LUCAS AGREEMENT

A copy of the New Mount Lucas Agreement is attached hereto as Exhibit D. The following description is only a summary. You should refer to Exhibit D for the New Mount Lucas Agreement, and the description set forth in this Proxy Statement of the New Mount Lucas Agreement is qualified in its entirety by reference to Exhibit D.

ADVISORY SERVICES. Both the New Mount Lucas Agreement and Current Mount Lucas Agreement state that, subject to the supervision of the Adviser and the Board of Trustees of the Trust, Mount Lucas will coordinate the investment and reinvestment of the assets of the Mount Lucas Fund and determine the composition of the assets of such Fund. Both agreements provide that as part of the services Mount Lucas will provide hereunder, Mount Lucas will: (i) obtain and evaluate, to the extent deemed necessary and advisable by Mount Lucas in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Mount Lucas Fund or are under consideration for inclusion in the Mount Lucas Fund; (ii) formulate and implement a continuous investment program for the Mount Lucas Fund; (iii) take whatever steps are necessary to implement the investment program for the Mount Lucas Fund by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the Mount Lucas Fund; (iv) keep the Trustees of the Trust and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and Mount Lucas of all material facts concerning the investment and reinvestment of the assets in the Mount Lucas Fund, Mount Lucas and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Trust and Mount Lucas will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing; (v) in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Mount Lucas Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of Mount Lucas for each security or other investment/asset in the Mount Lucas Fund for which market prices are not readily available; (vi) provide any and all material composite performance information, records and supporting documentation about accounts Mount Lucas manages, if appropriate, which are relevant to the Mount Lucas Fund and that have investment objectives, policies, and strategies substantially similar to those employed by Mount Lucas in managing the Mount Lucas Fund that may be reasonably necessary, under applicable laws, to allow the Mount Lucas Fund or its agent to present information concerning Mount Lucas's prior performance in the Trust's prospectus and statement of additional information and any permissible reports and materials prepared by the Mount Lucas Fund or its agent; and (vii) cooperate with and provide reasonable assistance to the Adviser, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

BROKERAGE. Both the New Mount Lucas Agreement and the Current Mount Lucas Agreement provide that Mount Lucas is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds and is directed to use its best efforts to obtain "best execution" in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Adviser from time to time and which have been provided to Mount Lucas or as described in the Trust's prospectus and statement of additional information.

SUB-ADVISORY FEES. Both the New Mount Lucas Agreement and Current Mount Lucas Agreement contain the identical fee structure based on the Fund's average daily net assets. The sub-advisory fees are paid by the Adviser and do not affect the Mount Lucas Fund's expenses.

DURATION AND TERMINATION. Both the New Mount Lucas Agreement and the Current Mount Lucas Agreement provide that they will continue in effect for an initial two-year period and that they shall continue in effect for successive annual periods, subject to annual approval as required by the 1940 Act. Both the New Mount Lucas Agreement and the Current Mount Lucas Agreement may be terminated at any time, on sixty (60) days prior written notice, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Mount Lucas Fund) without the payment of a penalty, or by the Adviser or Mount Lucas at any time, without the payment of a penalty, upon sixty
(60) days prior written notice.

LIMITATION ON LIABILITY AND INDEMNIFICATION. Both the New Mount Lucas Agreement and the Current Mount Lucas Agreement provide that except as may otherwise be provided by the 1940 Act or any other federal securities law, neither Mount Lucas nor any of its officers, members or employees (its "Affiliates") shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by Mount Lucas or its Affiliates with respect to the Mount Lucas Fund, except that this provision shall not operate or purport to operate in any way to exculpate, waive or limit the liability of Mount Lucas or its Affiliates for, and Mount Lucas shall indemnify and hold harmless the Adviser Indemnitees) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of Mount Lucas in the performance of any of its duties or obligations or (ii) any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Mount Lucas Fund or the omission to state therein a material fact known to Mount Lucas which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Mount Lucas Indemnitees (as defined below) for use therein.

Both the New Mount Lucas Agreement and the Current Mount Lucas Agreement also provide that except as may otherwise be provided by the 1940 Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by Mount Lucas as a result of any error of judgment or mistake of law by the Adviser with respect to the Mount Lucas Fund, except that this provision shall not operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless Mount Lucas, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, "Mount Lucas Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Mount Lucas Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Mount Lucas Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust.

      BOARD APPROVAL AND RECOMMENDATION OF PROPOSALS 1, 2(A), 2(B) AND 2(C)

In reaching its decision to approve the New Agreements, the Trustees, including all of the Independent Trustees, met at a special meeting held on May 8, 2008 with senior executives of the Adviser. In the course of their review, the Trustees considered their legal responsibilities with regard to all factors deemed to be relevant to the Funds, including, but not limited to the following:
(1) the quality of services provided to the Funds since the Adviser first became investment adviser, and ClariVest, Smith and Mount Lucas (the "Sub-Advisers") first became sub-advisers, to the Funds; (2) the performance of the Funds; (3) the fact that the Proposed Transaction is not expected to affect the manner in which the Funds are advised; (4) the fact that the current portfolio management teams will continue to manage the Funds; (5) the fact that the fee structure under the New Agreements would be identical to the fee structure under the Current Agreements; and (6) other factors deemed relevant. The Independent Trustees considered similar factors, and reached the same conclusions with respect to the approval of the Interim Agreements.

The Trustees also evaluated the New Agreements in light of information they had requested and received from the Adviser prior to the special meeting. The Trustees reviewed these materials with management of the Adviser and legal counsel to the Trust and the Adviser. The Independent Trustees also discussed the New Agreements in an executive session, at which no representatives of the Adviser were present. The Trustees considered whether the New Agreements would be in the best interests of the Funds and their shareholders and the overall fairness of the New Agreements. Among other things, the Trustees reviewed information concerning: (1) the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser; (2) each Fund's investment performance; (3) the cost of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale have been or will be realized as the Funds grow and the extent to which fee levels reflect the economies of scale, if any, for the benefit of the Funds' shareholders; and (5) ancillary benefits and other factors. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS.

The Board considered the scope and quality of services expected to be provided by the Adviser and the Sub-Advisers, particularly the qualifications and capabilities of the personnel responsible for providing services to the Funds. The Trustees noted that, in addition to managing the investment program of the Funds, the Adviser provides, at its expense, personnel responsible for supervising the provision of compliance, administrative services, accounting and related services. The Trustees also considered that the Adviser would pay for all compensation of officers of the Trust that are also employees of the Adviser. The Board also considered the qualifications, experience and responsibilities of the portfolio managers for the Funds. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services to be provided by the Adviser and the Sub-Advisers are satisfactory.

INVESTMENT PERFORMANCE OF THE FUNDS.

The Trustees considered the investment experience of the Adviser and the Sub-Advisers. The Trustees considered the performance of each Fund as well as historical performance of other accounts managed by each Sub-Adviser using investment strategies substantially similar to those of the Funds.

COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER.

In connection with the Trustees' consideration of the level of the advisory fees, the Trustees considered a number of factors. With respect to each Fund, the Board's analysis of the Fund's advisory fee and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of the Fund compared to a peer group. The Board noted that each Fund's advisory fee and expense ratio were generally in line with those of its peer group. The Board also noted the Adviser's agreement to limit the total expenses of each Fund for a period of three years from commencement of operations. They noted that these expense limitations would not be affected by the Proposed Transaction. The Board also noted that each Sub-Advisers fees will be paid entirely by the Adviser so that no additional expenses would be borne by shareholders for the engagement of a sub-adviser.

ECONOMIES OF SCALE AND FEE LEVELS REFLECTING THOSE ECONOMIES.

The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Funds' assets grow, and whether the advisory and sub-advisory fee levels reflect these economies of scale for the benefit of shareholders.

OTHER BENEFITS TO THE ADVISER.

In addition to the above factors, the Trustees also discussed other benefits received by the Adviser and the Sub-Advisers from their management of the Funds, including, without limitation, the ability to market their advisory services for similar products in the future. The Trustees also considered the letter agreements entered into between the Adviser and each Sub-Adviser which, subject to applicable law, could in certain circumstances, allow the Adviser to receive compensation from a Sub-Adviser in the event a Fund is reorganized out of the Trust.

SECTION 15(F) OF THE 1940 ACT.

The Trustees also considered whether the arrangements between the Adviser and the Funds comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met.

First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an "unfair burden" must not be imposed upon the Trust as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Trust or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Trust (other than bona fide ordinary compensation as principal underwriter for the Trust).

In connection with the first condition of Section 15(f), the Trustees noted that the Trust's nominating committee was currently searching for an additional Independent Trustee so that at the closing of the Proposed Transaction, at least 75% of the Trustees would not be "interested persons" (as defined in the 1940
Act) of the Adviser for a period of three years and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), the Adviser has represented that the Proposed Transaction will not have an economic impact on the Adviser's ability to provide services to the Fund and no fee increases are contemplated. Thus, the Proposed Transaction will not result in an "unfair burden" (as defined in Section 15(f)) during the two-year period following the closing of the Proposed Transaction.

BASED ON ALL OF THE FOREGOING, THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF THE FUNDS VOTE FOR EACH PROPOSAL ABOVE.

                                   PROPOSAL 3

                              ELECTION OF TRUSTEES

THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS OF THE TRUST VOTE FOR THE ELECTION OF EACH NOMINEE FOR TRUSTEE OF THE TRUST.

BACKGROUND

At the Meeting, shareholders will be asked to elect four Trustees, who will constitute the entire Board of the Trust. Each Board member so elected will hold office until he or she resigns his or her position or until his or her term as a Trustee is otherwise terminated as provided in the Trust's Agreement and Declaration of Trust.

The persons named as proxies in the accompanying proxy card have been designated by the Board of Trustees and intend to vote for the nominees named below. All Shares represented by valid proxies will be voted in the election of Trustees for each nominee named below, unless authority to vote for a particular nominee is withheld. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Trustees may recommend unless a decision is made to reduce the number of directors serving on the Board. The following table sets forth the nominees, their ages, addresses, positions held with the Trust, term of office and length of time served, principal occupations for the past five years, and other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, or are registered as investment companies under the 1940 Act.


                                                                                         NUMBER OF
                                             TERM OF                                      FUNDS IN
                                            OFFICE AND             PRINCIPAL                FUND                 OTHER
                              POSITION(S)   LENGTH OF            OCCUPATION(S)            COMPLEX            DIRECTORSHIPS
                               HELD WITH       TIME              DURING PAST 5          OVERSEEN BY             HELD BY
 NAME AND YEAR OF BIRTH        THE FUNDS      SERVED                 YEARS                DIRECTOR              TRUSTEE
-----------------------       ------------  ----------   ---------------------------    -----------          -------------

INTERESTED TRUSTEE            Chairman and  Since June   BHR Fund Advisors, LP,              10                  None
NOMINEE*                      Trustee       2006         Managing Partner
Amy Duling                                               Constellation Investment
Year of Birth: 1967                                      Management Company,
                                                         Executive VP of Marketing &
                                                         Product Mgt. (2004-2006)

                                                         Turner Investment Partners,
                                                         National Account Director
                                                         (1999-2004)
INDEPENDENT TRUSTEE
NOMINEES
Gary Shugrue                  Trustee       Since        Ascendant Capital Partners,         10                  None
Year of Birth: 1954                         October      President and Chief
                                            2006         Investment Officer

Dr. James Patton              Trustee       Since        Comprehensive Oncology              10              Advaxis, Inc.
Year of Birth: 1957                         October      Care, LLC
                                            2006         President
                                                         Millennium Oncology
                                                         Management, Inc., Vice
                                                         President
                                                         Liberty View Equity
                                                         Partners, SBIC, LP,
                                                         Principal

Malcolm MacColl               Trustee       Since June   Cowen Asset Management,             10                  None
                                            2008         LLC, Chairman and Chief
                                                         Executive

*Ms. Duling is an "interested person" under the 1940 Act because she is employed as a Managing Partner of BHR Fund Advisors, LP.

Ms. Duling, Mr. Shugrue and Dr. Patton were elected by the Trust's sole initial shareholder in October 2006. Mr. MacColl was appointed by the other Trustees in June 2008.

BOARD AND COMMITTEE MEETINGS

During the fiscal year ended September 30, 2007, the Trustees met [four] times. Each of the current Trustees then serving on the Board attended all of the meetings of the Board.

The Board has a standing Audit Committee which is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. The Audit Committee met three times during the fiscal year ended September 30, 2007. Mr. Shugrue, Dr. Patton and Mr. MacColl currently serve as members of the Audit Committee.

The Board has a standing Fair Value Pricing Committee that is composed of Mr. Shugrue, Dr. Patton, Mr. MacColl and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available or which the Fund believes are unreliable. The Fair Value Pricing Committee's determinations are reviewed by the full Board. The Fair Value Pricing Committee met two times during the fiscal year ended September 30, 2007.

The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Trust's Nominating Committee Charter assigns to the Nominating Committee the responsibility to consider, recommend and nominate candidates to fill vacancies on the Trust's Board. In connection with the identification, selection and nomination of candidates to the Board of Trustees, the Nominating Committee evaluates the qualifications of candidates for Board membership and their independence from the Adviser and other principal service providers. The Nominating Committee considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with the Adviser or other service providers). Persons selected to serve as independent Trustees must not be "interested persons" of the Trust as defined by the 1940 Act. Specific qualifications are based on the needs of the Board at the time of the nomination. The Nominating Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Trust's Secretary at the Trust's office. The Nominating Committee assesses shareholder nominees in the same manner it reviews its own nominees. The Nominating Committee did not meet during the fiscal year ended September 30, 2007. Mr. Shugrue, Dr. Patton and Mr. MacColl currently serve as members of the Nominating Committee. Each nominee has been recommended for election by the Nominating Committee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Briggs, Bunting & Dougherty, LLP ("BBD"), Two Penn Center Plaza, Suite 8210, Philadelphia, PA 19102, serves as independent registered public accounting firm for the Funds. It is not expected that any representatives of BBD will attend the meeting or be available to answer questions.

INDEPENDENT ACCOUNTANTS' FEES

AUDIT FEES. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Trust's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $46,000 for 2007 and $0 for 2006.

AUDIT-RELATED FEES. The aggregate fees billed for each of the last two fiscal years for assurance and related services rendered by the principal accountant that are reasonably related to the performance of the audit of the Trust's financial statements and are not reported in the preceding paragraph for those fiscal years are $0 for 2007 and $0 for 2006.

TAX FEES. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for those fiscal years are $6,500 for 2007 and $0 for 2006. Tax fees represent tax compliance services rendered in connection with the review of the Trust's tax returns.

ALL OTHER FEES. The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in "Audit Fees," "Audit-Related Fees" and "Tax Fees" above are $0 for 2007 and $0 for 2006.

PRE-APPROVAL POLICIES AND PROCEDURES. Pursuant to its charter, the Trust's Audit Committee must pre-approve all audit and non-audit services to be provided to the Trust. The Trust also pre-approves any non-audit services provided by the Trust's principal accountant to the Adviser. The percentages of Audit-Related Fees, Tax Fees and all other fees that were approved during the last fiscal year under the "de minimis" exception provided by paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X were 0%, 100% and 0%, respectively.

NON-AUDIT FEES. The aggregate non-audit fees billed by the Trust's accountant for services rendered to the Trust, and rendered to the Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the Adviser), and any entity controlling, controlled by, or under common control with the Adviser for each of the last two fiscal years of the Trust was $6,500 for 2007 and $0 for 2006.

TRUSTEE COMPENSATION

The following provides information about the fees received by the current Trustees then serving on the Board for the fiscal year ended September 30, 2007.


---------------------------- --------------- --------------------- -------------------- ---------------------
                                             Pension or                                 Total Compensation
                             Aggregate       Retirement Benefits   Estimated Annual     From Fund and Fund
                             Compensation    Accrued As Part of    Benefits Upon        Complex Paid to
Trustee                      From Fund       Funds Expenses        Retirement           Trustee
---------------------------- --------------- --------------------- -------------------- ---------------------
INTERESTED TRUSTEE
------------------

Amy Duling                   None            None                  None                 None
---------------------------- --------------- --------------------- -------------------- ---------------------

INDEPENDENT TRUSTEES
--------------------

Dr. James Patton             $5,067          None                  None                 $4,889
---------------------------- --------------- --------------------- -------------------- ---------------------

Gary Shugrue                 $4,889          None                  None                 $5,067
---------------------------- --------------- --------------------- -------------------- ---------------------

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows each Trustee nominee's ownership of shares of each Fund and of all Trust Funds served by the Trustee as of June 25, 2008 (the "Record Date").


----------------------------- -------------------------- ------------------------- --------------------------
                                                           DOLLAR RANGE OF FUND     AGGREGATE DOLLAR RANGE
                                                              SHARES OWNED BY      OF TRUST SHARES OWNED BY
FUND                          TRUSTEE NOMINEE                    TRUSTEE                    TRUSTEE
----------------------------- -------------------------- ------------------------- --------------------------
ClariVest International
Equity Fund
----------------------------- -------------------------- ------------------------- --------------------------
ClariVest SMid Cap Core
Growth Fund
----------------------------- -------------------------- ------------------------- --------------------------
Smith Group Large Cap Core
Growth Fund
----------------------------- -------------------------- ------------------------- --------------------------
Mount Lucas U.S. Focused
Equity Fund
----------------------------- -------------------------- ------------------------- --------------------------


ADDITIONAL INFORMATION

OFFICERS OF THE TRUST. The officers of the Trust, their respective year of birth, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each officer is c/o BHR Fund Advisors, LP, 1160 Swedesford Road, Suite 140, Berwyn, PA 19312. None of the officers receive compensation from the Trust for their services. Officers are elected by the Trustees and hold office until such time as they resign or are replaced by the Trustees.


                                               TERM OF
                                              OFFICE AND                       PRINCIPAL
                              POSITION        LENGTH OF                      OCCUAPTION(S)
                             HELD WITH           TIME                        DURING PAST 5
NAME AND YEAR OF BIRTH       THE FUNDS          SERVED                           YEARS
----------------------       ---------        ----------      ---------------------------------------------------

Peter Moran                  President          Since         BHR Fund Advisors, LP; Managing Partner since 2006.
Year of Birth: 1961                            October
                                                2006          Constellation Investment Management Company; President (2005-2006).

                                                              Turner Investment Partners; Director of Intermediary & Mutual Fund
                                                              Distribution (1997-2005).

John Leven                   Treasurer          Since         BHR Fund Advisors, LP; Director of Finance since 2006.
Year of Birth: 1957                            October
                                                2006          Constellation Investment Management Company; Chief Financial Officer
                                                              (2004-2006).

                                                              SEI Investments; Account Director (2001-2004), Director of Fund
                                                              Accounting (1999-2001).

RECORD DATE. Only shareholders of record of each Fund at the close of business on the Record Date will be entitled to vote with respect to any matter affecting that Fund at the Meeting and at any adjournment or postponement thereof. As of the Record Date, there were _____________, ______________, ____________ and
_____________ issued and outstanding Shares of the ClariVest International Equity Fund, the ClariVest SMid Cap Core Growth Fund, the Smith Group Large Cap Core Growth Fund and the Mount Lucas U.S. Focused Equity Fund, respectively.

REQUIRED VOTE AND VOTING INFORMATION. The approval of each of Proposals 1, 2, 2(a), 2(b) and 2(c) described above requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each Fund affected by such Proposal, which means the lesser of (1) the holders of 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the proposed Fund are present in person or by proxy or (2) more than 50% of the outstanding Shares of the Fund (the "1940 Act voting requirement"). With respect to Proposal 3, a plurality of Shares all Funds of the Trust, voting together and not separately by Fund, is required to elect a Trustee.

The presence in person or by proxy of the holders of one-third of the Shares of a Fund entitled to vote shall constitute a quorum for the transaction of business with respect to such Fund at the Meeting. However, more than 50% of such Shares must be represented at the meeting in order to satisfy the 1940 Act voting requirement. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" will be treated as shares that are present but that have not been voted. Broker "non-votes" are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. Abstentions and broker non-votes do not constitute a vote "FOR" and effectively result in a vote "AGAINST" the Proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Meeting in person or by proxy.

OTHER MATTERS. No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

PRINCIPAL HOLDERS OF THE PORTFOLIO'S SHARES. The beneficial owners of more than 5% of the outstanding Shares of each Fund as of the Record Date are as follows:


---------------------------- -------------------------- -------------------------- --------------------------
Fund                         Name and Address of Owner  Number of Shares           Percentage of Fund
---------------------------- -------------------------- -------------------------- --------------------------
ClariVest International
Equity Fund

---------------------------- -------------------------- -------------------------- --------------------------
ClariVest SMid Cap Core
Growth Fund

---------------------------- -------------------------- -------------------------- --------------------------
Smith Group Large Cap Core
Growth Fund

---------------------------- -------------------------- -------------------------- --------------------------
Mount Lucas U.S. Focused
Equity Fund

---------------------------- -------------------------- -------------------------- --------------------------


SECURITY OWNERSHIP OF MANAGEMENT. As of the Record Date, the Trust's Trustees and Officers owned __, __, __ and __ of the outstanding Shares of the ClariVest International Equity Fund, the ClariVest SMid Cap Core Growth Fund, the Smith Group Large Cap Core Growth Fund and the Mount Lucas U.S. Focused Equity Fund, respectively.

ADMINISTRATOR AND DISTRIBUTOR. PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Trust's administrator and PFPC Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Trust's principal underwriter.

PROCEDURES FOR SHAREHOLDER COMMUNICATIONS WITH THE BOARD. The Trust's Board of Trustees will receive and review written correspondence from shareholders. Shareholders may address correspondence to individual Trustees or to the full Board at the Trust's principal business address. The Board or an individual Trustee will respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

The Trust maintains copies of all correspondence addressed to individual Trustees or the Board. Copies of all such correspondence are forwarded promptly to an individual Trustee or the Board, as applicable. The Trust responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Trustee or the Board, and communicates such response to the Board or Trustee to whom the correspondence was addressed.

SHAREHOLDER PROPOSALS. The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Trust's Agreement and Declaration of Trust, to the extent required by the 1940 Act, shareholders owning in the aggregate 10% of the outstanding Shares of all classes of the Trust have the right to call a meeting of shareholders to consider the removal of one or more Trustees. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Trust at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Dated:  ___, 2008

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH

THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

                                    EXHIBIT B

                                    EXHIBIT C

                                    EXHIBIT D

                                      PROXY

                       CLARIVEST INTERNATIONAL EQUITY FUND

                      (A SERIES OF BHR INSTITUTIONAL FUNDS)



           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES



                         SPECIAL MEETING OF SHAREHOLDERS

                             _________________, 2008

This Proxy is SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BHR INSTITUTIONAL FUNDS (the "Trust") for the Special Meeting of Shareholders (the "Meeting") and related to the proposals with respect to the Trust's ClariVest International Equity Fund (the "Fund"). The undersigned hereby appoints ______________, ___________ and ___________, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at __:00 _.m. (Eastern time), on _________, 2008, at __________________, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

VOTE BY PHONE, INTERNET OR MAIL

     PHONE: CALL TOLL-FREE 1-800-_____________

     INTERNET: WWW.________________.COM

     MAIL: RETURN YOUR SIGNED AND DATED BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE

--------------------------------------------------------------------------------

                PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN,
        DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT
                        VOTING BY TELEPHONE OR INTERNET.

PROPOSAL 1: To approve a new investment management agreement between the Trust on behalf of the Fund, and BHR Fund Advisors, L.P. (the "Adviser"):

                  FOR               AGAINST               ABSTAIN

                  [ ]                 [ ]                   [ ]

PROPOSAL 2: To approve a new sub-advisory agreement between the Adviser and ClariVest Asset Management with respect to the Fund:

                  FOR               AGAINST               ABSTAIN

                  [ ]                 [ ]                   [ ]

PROPOSAL 3:  Election of Four (4) Trustees:


--------------- ---------------------------------------------- --------------------- --------------------
Nominees:       (01) Amy Duling     (03) Dr. James Patton        FOR all nominees         WITHHOLD
                                                                (except as marked        AUTHORITY
                (02) Gary Shugrue   (04) Malcom MacColl         to the contrary at      to voter for
                                                                      left)             all nominees

                                                                       [ ]                   [ ]
--------------- ---------------------------------------------- --------------------- --------------------

INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS/HER NAME ABOVE.



UNLESS OTHERWISE SPECIFIED IN THE BLOCKS PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR THE PROPOSALS ABOVE. The Board of Trustees of the Trust recommends that you vote FOR the proposals set forth above.

If you should have any questions about the proxy material or the execution of your vote, simply call 1-800-_______ between the hours of __ a.m. and __ p.m. Eastern Standard Time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. YOU MAY RECEIVE ADDITIONAL PROXIES FOR OTHER ACCOUNTS AND/OR OTHER PORTFOLIOS OF THE TRUST. THESE ARE NOT DUPLICATES; YOU SHOULD SIGN AND RETURN EACH PROXY CARD IN ORDER FOR YOUR VOTES TO BE COUNTED.

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or in some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED _________, 2008, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.



--------------------------------------------------------------------------------
Signature and Titles, if applicable                                   Date


--------------------------------------------------------------------------------
Signature (Joint Owners)                                              Date

                                      PROXY

                       CLARIVEST SMID CAP CORE GROWTH FUND

                      (A SERIES OF BHR INSTITUTIONAL FUNDS)



           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES



                         SPECIAL MEETING OF SHAREHOLDERS

                             _________________, 2008

This Proxy is SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BHR INSTITUTIONAL FUNDS (the "Trust") for the Special Meeting of Shareholders (the "Meeting") and related to the proposals with respect to the Trust's ClariVest SMid Cap Core Fund (the "Fund"). The undersigned hereby appoints ______________, ___________ and ___________, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at __:00 _.m. (Eastern time), on _________, 2008, at __________________, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

VOTE BY PHONE, INTERNET OR MAIL

     PHONE: CALL TOLL-FREE 1-800-_____________

     INTERNET: WWW.________________.COM

     MAIL: RETURN YOUR SIGNED AND DATED BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE

--------------------------------------------------------------------------------

                PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN,
        DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT
                        VOTING BY TELEPHONE OR INTERNET.

PROPOSAL 1: To approve a new investment management agreement between the Trust on behalf of the Fund, and BHR Fund Advisors, L.P. (the "Adviser"):

                  FOR               AGAINST               ABSTAIN

                  [ ]                 [ ]                   [ ]

PROPOSAL 2: To approve a new sub-advisory agreement between the Adviser and ClariVest Asset Management with respect to the Fund:

                  FOR               AGAINST               ABSTAIN

                  [ ]                 [ ]                   [ ]

PROPOSAL 3:  Election of Four (4) Trustees:


--------------- ---------------------------------------------- --------------------- --------------------
Nominees:       (01) Amy Duling     (03) Dr. James Patton        FOR all nominees         WITHHOLD
                                                                (except as marked        AUTHORITY
                (02) Gary Shugrue   (04) Malcom MacColl         to the contrary at      to voter for
                                                                      left)             all nominees

                                                                       [ ]                   [ ]
--------------- ---------------------------------------------- --------------------- --------------------

INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS/HER NAME ABOVE.



UNLESS OTHERWISE SPECIFIED IN THE BLOCKS PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR THE PROPOSALS ABOVE. The Board of Trustees of the Trust recommends that you vote FOR the proposals set forth above.

If you should have any questions about the proxy material or the execution of your vote, simply call 1-800-_______ between the hours of __ a.m. and __ p.m. Eastern Standard Time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. YOU MAY RECEIVE ADDITIONAL PROXIES FOR OTHER ACCOUNTS AND/OR OTHER PORTFOLIOS OF THE TRUST. THESE ARE NOT DUPLICATES; YOU SHOULD SIGN AND RETURN EACH PROXY CARD IN ORDER FOR YOUR VOTES TO BE COUNTED.

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or in some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED _________, 2008, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.



--------------------------------------------------------------------------------
Signature and Titles, if applicable                                   Date


--------------------------------------------------------------------------------
Signature (Joint Owners)                                              Date

                                      PROXY

                     SMITH GROUP LARGE CAP CORE GROWTH FUND

                      (A SERIES OF BHR INSTITUTIONAL FUNDS)



           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES



                         SPECIAL MEETING OF SHAREHOLDERS

                             _________________, 2008

This Proxy is SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BHR INSTITUTIONAL FUNDS (the "Trust") for the Special Meeting of Shareholders (the "Meeting") and related to the proposals with respect to the Trust's Smith Group Large Cap Core Growth Fund (the "Fund"). The undersigned hereby appoints ______________, ___________ and ___________, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at __:00 _.m. (Eastern time), on _________, 2008, at __________________, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

VOTE BY PHONE, INTERNET OR MAIL

     PHONE: CALL TOLL-FREE 1-800-_____________

     INTERNET: WWW.________________.COM

     MAIL: RETURN YOUR SIGNED AND DATED BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE

--------------------------------------------------------------------------------

                PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN,
        DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT
                        VOTING BY TELEPHONE OR INTERNET.

PROPOSAL 1: To approve a new investment management agreement between the Trust on behalf of the Fund, and BHR Fund Advisors, L.P. (the "Adviser"):

                  FOR               AGAINST               ABSTAIN

                  [ ]                 [ ]                   [ ]

PROPOSAL 2: To approve a new sub-advisory agreement between the Adviser and Smith Asset Management Group, L.P. with respect to the Fund:

                  FOR               AGAINST               ABSTAIN

                  [ ]                 [ ]                   [ ]

PROPOSAL 3:  Election of Four (4) Trustees:


--------------- ---------------------------------------------- --------------------- --------------------
Nominees:       (01) Amy Duling     (03) Dr. James Patton        FOR all nominees         WITHHOLD
                                                                (except as marked        AUTHORITY
                (02) Gary Shugrue   (04) Malcom MacColl         to the contrary at      to voter for
                                                                      left)             all nominees

                                                                       [ ]                   [ ]
--------------- ---------------------------------------------- --------------------- --------------------

INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS/HER NAME ABOVE.



UNLESS OTHERWISE SPECIFIED IN THE BLOCKS PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR THE PROPOSALS ABOVE. The Board of Trustees of the Trust recommends that you vote FOR the proposals set forth above.

If you should have any questions about the proxy material or the execution of your vote, simply call 1-800-_______ between the hours of __ a.m. and __ p.m. Eastern Standard Time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. YOU MAY RECEIVE ADDITIONAL PROXIES FOR OTHER ACCOUNTS AND/OR OTHER PORTFOLIOS OF THE TRUST. THESE ARE NOT DUPLICATES; YOU SHOULD SIGN AND RETURN EACH PROXY CARD IN ORDER FOR YOUR VOTES TO BE COUNTED.

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or in some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED _________, 2008, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.



--------------------------------------------------------------------------------
Signature and Titles, if applicable                                   Date


--------------------------------------------------------------------------------
Signature (Joint Owners)                                              Date

                                      PROXY

                      MOUNT LUCAS U.S. FOCUSED EQUITY FUND

                      (A SERIES OF BHR INSTITUTIONAL FUNDS)



           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES



                         SPECIAL MEETING OF SHAREHOLDERS

                             _________________, 2008

This Proxy is SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BHR INSTITUTIONAL FUNDS (the "Trust") for the Special Meeting of Shareholders (the "Meeting") and related to the proposals with respect to the Trust's Mount Lucas U.S. Focused Equity Fund (the "Fund"). The undersigned hereby appoints ______________, ___________ and ___________, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at __:00 _.m. (Eastern time), on _________, 2008, at __________________, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

VOTE BY PHONE, INTERNET OR MAIL

     PHONE: CALL TOLL-FREE 1-800-_____________

     INTERNET: WWW.________________.COM

     MAIL: RETURN YOUR SIGNED AND DATED BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE


--------------------------------------------------------------------------------

                PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN,
        DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT
                        VOTING BY TELEPHONE OR INTERNET.

PROPOSAL 1: To approve a new investment management agreement between the Trust on behalf of the Fund, and BHR Fund Advisors, L.P. (the "Adviser"):

                  FOR               AGAINST               ABSTAIN

                  [ ]                 [ ]                   [ ]

PROPOSAL 2: To approve a new sub-advisory agreement between the Adviser and Mount Lucas Management Corp. with respect to the Fund:

                  FOR               AGAINST               ABSTAIN

                  [ ]                 [ ]                   [ ]

PROPOSAL 3:  Election of Four (4) Trustees:


--------------- ---------------------------------------------- --------------------- --------------------
Nominees:       (01) Amy Duling     (03) Dr. James Patton        FOR all nominees         WITHHOLD
                                                                (except as marked        AUTHORITY
                (02) Gary Shugrue   (04) Malcom MacColl         to the contrary at      to voter for
                                                                      left)             all nominees

                                                                       [ ]                   [ ]
--------------- ---------------------------------------------- --------------------- --------------------

INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS/HER NAME ABOVE.



UNLESS OTHERWISE SPECIFIED IN THE BLOCKS PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR THE PROPOSALS ABOVE. The Board of Trustees of Trust recommends that you vote FOR the proposals set forth above.

If you should have any questions about the proxy material or the execution of your vote, simply call 1-800-_______ between the hours of __ a.m. and __ p.m. Eastern Standard Time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. YOU MAY RECEIVE ADDITIONAL PROXIES FOR OTHER ACCOUNTS AND/OR OTHER PORTFOLIOS OF THE TRUST. THESE ARE NOT DUPLICATES; YOU SHOULD SIGN AND RETURN EACH PROXY CARD IN ORDER FOR YOUR VOTES TO BE COUNTED.

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or in some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED _________, 2008, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.



--------------------------------------------------------------------------------
Signature and Titles, if applicable                                   Date


--------------------------------------------------------------------------------
Signature (Joint Owners)                                              Date

                                       3